EXHIBIT 32.1

FB FINANCIAL CORPORATION
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 10-Q for the quarter ended ended March 31, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), of FB Financial Corporation (the “Company”), each of the undersigned officers of the Company hereby certify,  in  their capacity as an executive officer of the Company,  pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of their knowledge:

(1)     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 8, 2023	/s/ Christopher T. Holmes
Christopher T. Holmes
President and Chief Executive Officer
(Principal Executive Officer)

Date: May 8, 2023	/s/ Michael M. Mettee
Michael M. Mettee
Chief Financial Officer
(Principal Financial Officer)